UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2007



                            AMB Financial Corporation
             (Exact name of registrant as specified in its charter)


    Delaware                        0-23182                   35-1905382
    --------                        -------                   ----------
(State or other jurisdiction)      (Commission File No.)    (I.R.S. Employer
   of incorporation)                                        Identification No.)


Address of principal  executive offices:  8230 Hohman Avenue,  Munster, IN 46321
                                          -------------------------------------

Registrant's telephone number, including area code:  (219) 836-5870
                                                     ---------------

                                 Not Applicable
                                 --------------
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01. Other Events

     AMB Financial Corp., the holding company for American Savings, FSB (the "Bank"), announced the opening of a new office in Schererville, Indiana. This is the Bank's fourth office and will join three other full-service offices in Munster, Dyer, and Hammond, Indiana.

     A press  release  announcing  the  opening of the new office is attached as
Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

         (a) Financial Statements of Businesses Acquired. Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Shell Company Transactions. Not applicable.

         (d) Exhibits.

         Exhibit No.                Description
         ----------                 -----------
           99.1                     Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            AMB FINANCIAL CORPORATION


DATE:  April 25, 2007         By:  /s/ Clement B. Knapp, Jr.
                                   -------------------------
                                   Clement B. Knapp, Jr.
                                   President and Chief Executive Officer

                                  Exhibit 99.1